INVESCO SECTOR FUNDS, INC.

              Supplement to Investor Class and Class C Prospectuses

                               Dated July 31, 2000

The section of each Prospectus entitled "Portfolio Managers" is amended to (1) delete the first paragraph and (2) substitute the following in its place:

      The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

            FUND                          PORTFOLIO MANAGER

            Energy                        John S. Segner
            Financial Services            Jeffrey G. Morris
            Gold                          John S. Segner
            Health Sciences               John R. Schroer
                                          Thomas R. Wald
            Leisure                       Mark Greenberg
            Real Estate Opportunity       Sean Katof
            Technology                    William R. Keithler
            Telecommunications            Brian B. Hayward
            Utilities                     Brian B. Hayward

In addition, the section of each Prospectus entitled "Portfolio Managers" is amended to (1) delete the seventh paragraph and (2) substitute the following paragraph in its place:

      JOHN R. SCHROER, Director of Research and a senior vice president of INVESCO and a vice president of INVESCO Global Health Sciences Fund, is a co-portfolio manager of Health Sciences Fund. Before joining INVESCO in 1992, John was an assistant vice president with Trust Company of the West. He is a Chartered Financial Analyst. John holds an M.B.A. and B.S. from the University of Wisconsin - Madison.

In addition, the section of each Prospectus entitled "Portfolio Managers" is amended to add the following paragraph after the eighth paragraph:

      THOMAS R. WALD, a vice president of INVESCO, is a co-portfolio manager of Health Sciences Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a Chartered Financial Analyst. Tom holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

The date of this Supplement is November 15, 2000.